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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM 8-K
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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 16, 2005

                         Commission File Number: 0-29195

                           ONSCREEN TECHNOLOGIES, INC.
                 (Name of Small Business Issuer in Its Charter)

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        Colorado                                              84-1463284
(State or jurisdiction of                                   (I.R.S. Employer
incorporation or organization)                              Identification No.)


600 NW 14th Avenue, Suite 100, Portland, Oregon                        97209
  (Address of Principal Executive Offices)                           (zip code)

                                 (503) 417-1700
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

REGISTRANT ELECTED CHARLES R. BAKER AND RUSSELL L. WALL TO THE BOARD OF DIRECTORS AT ANNUAL SHAREHOLDERS MEETING.
At the 2005 Annual Shareholders Meeting held December 13, 2005, Russell L. Wall and Charles R. Baker were elected to the Board of Directors to serve two year terms or until their successor shall have been elected and qualified.

CORPORATE OFFICERS AND BOARD OF DIRECTORS CHAIRMAN ELECTED
At a Board of Directors meeting held December 13, 2005, Charles R. Baker was elected to the office/position of Chief Executive Officer, Corporate President and Chairman of the Board of Directors of the Company; William J. Clough, Esq. was elected to the office of Corporate Secretary. These officers shall serve two year terms or until his successor shall have been elected and qualified.

BOARD OF DIRECTORS TO SERVE AS AUDIT COMMITTEE
The Board of Directors of the Registrant shall serve as the Audit Committee and Russell L. Wall, a director shall serve as the Chairman of the Audit Committee to serve for a two year term or until his successor shall have been elected and qualified.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 16th day of December 2005.


                                           ONSCREEN TECHNOLOGIES, INC.
                                                 (Registrant)

                                           By: /s/ Charles R. Baker
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                                               Charles R. Baker as CEO/President